UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C.  20549

________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 6, 2013

Date of Report

(Date of earliest event reported)

Corporate Resource Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30734	80-0551965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Broadway 13th Floor, New York, NY 10038

(Address of principal executive offices and zip code)

                    (646) 443-2380

(Registrant’s telephone number, including area code)

                                    Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Registrant’s Annual Meeting of Shareholders held on November 6, 2013, the shareholders of the Registrant entitled to vote at the meeting voted to (i) elect the eight individuals named below to serve as directors of the Registrant to hold office until the Annual Meeting of Shareholders to be held in 2014 and until their successors have been duly elected and qualified, (ii) approve an increase in the number of authorized shares of the Registrant’s Common Stock and authorize an amendment to its Articles of Incorporation reflecting such increase; (iii) approve the 2013 Equity Incentive Plan; (iv) approve the 2013 Employee Stock Purchase Plan; (v) approve, by non-binding advisory vote, the Registrant’s Say on Pay Vote, (vi) approve one year as the frequency of the Registrant’s Say When on Pay Vote and (vii) ratify the appointment of Rosen Seymour Shapss Martin and Company LLP as the Registrant’s independent registered public accountants for the fiscal year ending January 3, 2014.

1.The votes cast by shareholders with respect to the election of directors were as follows.

	For	Against	Abstain	Broker Non-Votes
John Messina	140,443,860	200	131,673	6,433,101
James Altucher	140,412,222	200	163,311	6,433,101
Karen Amato	140,448,244	200	127,289	6,433,101
Joseph Cassera	140,442,575	200	132,958	6,433,101
Robert Cassera	140,442,675	200	132,858	6,433,101
Thomas Clarke	140,448,638	200	126,895	6,433,101
James Foley	140,444,038	200	131,495	6,433,101
Larry Melby	140,447,438	200	128,095	6,433,101

2. The votes cast by shareholders with respect to an increase in the number of authorized shares of the Registrant’s Common Stock and authorize an amendment to its Articles of Incorporation reflecting such increase were as follows:

For	Against	Abstain	Broker Non-Votes
146,231,033	631,543	146,258	0

3. The votes cast by shareholders with respect to approval of the 2013 Equity Incentive Plan were as follows:

For	Against	Abstain	Broker Non-Votes
140,374,377	74,858	126,498	6,433,101

4. The votes cast by shareholders with respect to approval of the 2013 Employee Stock Purchase Plan were as follows:

For	Against	Abstain	Broker Non-Votes
140,381,669	64,651	129,413	6,433,101

5. The votes cast by shareholders with respect to the non-binding advisory vote approving named executive officer compensation were as follows:

For	Against	Abstain	Broker Non-Votes
140,413,607	34,262	127,864	6,433,101

6.The votes cast by shareholders with respect to the non-binding advisory vote approving the frequency of future advisory votes on the resolution approving named executive officer compensation were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
140,395,008	38,799	10,947	130,979	6,433,101

7.The votes cast by shareholders with respect the ratification of the appointment of Rosen Seymour Shapss Martin and Company LLP as our independent registered public accountants for the fiscal year ending January 3, 2014 were as follows.

For	Against	Abstain	Broker Non-Votes
145,623,534	1,159,376	225,924	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 12, 2013	Corporate Resource Services, Inc.

By:/s/ John P. Messina, Sr.
Name: John P. Messina, Sr.
Title: Chief Executive Officer